SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 1, 2006


                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)

     DELAWARE               333-132232                   30-0183252
----------------        -----------------------       ---------------
(State or other         (Commission file number)      (I.R.S. employer
 jurisdiction of                                      identification no.)
 incorporation)


                         383 Madison Avenue
                         New York, NY 10179
              (Address of Principal Executive Offices)
                             (Zip Code)

 Registrant's telephone number, including area code: (212) 272-2000

                           Not Applicable
    (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.  Other Events.
            ------------

           The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 13, 2006; Commission File No. 1-10777); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2006 and for the three- and six-month periods ended June 30, 2006 and June 30, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2006 (which was filed with the Commission on August 9, 2006); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2006 and for the three-month periods ended March 31, 2006 and March 31, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2006 (which was filed with the Commission on May 10, 2006); and the Current Reports on Form 8-K filed with the Commission on April 26, 2006, July 26, 2006, and July 26, 2006 (dated July 25, 2006) as they relate to Ambac Assurance Corporation are hereby incorporated by reference in (i) the Registration Statement, (ii) the prospectus and (iii) the prospectus supplement for Structured Asset Mortgage Investments II Mortgage Pass-Through Certificates, Series 2006-AR7 and shall be deemed to be a part thereof.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

          (a)     Not applicable

          (b)     Not applicable

          (c)     Exhibits

          23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corp.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STRUCTURED ASSET MORTGAGE
                                      INVESTMENTS II INC. (Registrant)



                                      By:  /s/ Baron Silverstein
                                         ----------------------------------
                                         Name:   Baron Silverstein
                                         Title:  Vice President


Dated:  September 1, 2006

                                  Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors
Ambac Assurance Corporation;


We consent to the incorporation by reference in the registration statement (No. 333-132232) of Structured Asset Mortgage Investment II Inc. (the "Registrant"), in the Prospectus and in the Prospectus Supplement of the Registrant relating to Structured Asset Mortgage Investments II Mortgage Pass-Through Certificates, Series 2006-AR7 (the "Prospectus Supplement") of our report dated March 10, 2006 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 13, 2006, and to the reference to our firm under the heading "Experts" in the Prospectus Supplement. Our report refers to changes, in 2003, in Ambac Assurance Corporation's methods of accounting for variable interest entities and stock-based compensation.

/s/ KPMG LLP

August 31, 2006